--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                              Growth & Income Fund
--------------------------------------------------------------------------------
                                December 31, 1997
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

GROWTH & INCOME FUND

* Stocks recovered from a sharp drop in October to post a third consecutive year of gains over 20%. * The fund also completed a third straight year of gains over 20%, but did not match the broad market because of its more conservative, yield-oriented strategy.

* Solid returns of 9.39% and 23.53% for the 6- and 12-month periods, respectively, were in line with the fund's peer group average for the second half but lagged for the year.

* We added some stocks with good prospects that had been underperforming, and sold some that had performed well and become richly valued.

* Although underlying conditions remain favorable for U.S. stocks, market valuation remains a concern. We believe expectations should be lowered for 1998.

FELLOW SHAREHOLDERS

     The equity market and your fund continued to generate robust returns in the second half of 1997, topping off another outstanding year. In fact, it was the third consecutive year in which stocks rose more than 20%--an unprecedented event in modern market history. This outcome was even more remarkable considering the uncertainty introduced by the crisis in Asia, which prompted a sharp decline in our market in October.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/97                            6 Months        12 Months
--------------------------------------------------------------------------------
Growth & Income Fund                                 9.39%           23.53%
S&P 500                                             10.58            33.36
Lipper Growth & Income
Funds Average                                        9.93            27.14
================================================================================

     Your fund provided a good return of 9.39% in the second half, basically in line with the Lipper peer group average. For the 12-month period, a return of 23.53% was very favorable on an absolute basis and also marked your fund's third consecutive annual return of greater than 20%. Given our relatively conservative approach, which is more yield-oriented than many funds in our peer group, we were not able to keep pace with the surging market or peer average.

DISTRIBUTIONS

     Your Board of Directors declared a fourth quarter income dividend of $0.18 per share, bringing your 1997 income total to $0.56 per share. At the same time, a $0.94 per share capital gain distribution was declared, of which $0.10 represented short-term gains and $0.84 was long-term gains. These distributions were paid on December 30 to shareholders of record on December 26. You should have already received your check or statement reflecting this activity, as well as Form 1099-DIV, which provides 1997 tax information.

MARKET ENVIRONMENT

     In our midyear letter, we described the nearly perfect conditions for the stock market. The economy was growing fast enough to sustain favorable growth in corporate profits, yet interest rates were stable and the inflation rate was declining. These trends continued to provide a favorable foundation in the second half and, in some respects, became more pronounced. Inflation subsided even further, and long-term interest rates declined by nearly one percentage point. The 30-year Treasury bond yield dropped to its lowest level since it was introduced in 1977.

     Domestic business and economic fundamentals were surprisingly favorable during the year, as described. Nevertheless, uncertainties arose later in the year associated with the currency and stock market debacles that spread throughout Asia. The jitters reached our stock market in October, causing a one-day decline in the Dow Jones Industrial Average of over 7%. Investor nervousness seemed to subside rather quickly, however, and the market rebounded to achieve a modest gain in the final quarter.

     [Security Diversification pie chart showing Common Stocks 87%, Reserves 9%, Convertibles 2%, Bonds and Prefered Stocks 2%]

     Now, concerns are mounting again as many Asian countries are experiencing liquidity problems and further currency devaluations. Asia represents one-third of the global economy and a significantly higher portion of worldwide growth over the past several years. It is becoming clearer that global growth and corporate profitability will be reduced in the year ahead. The overall impact on our domestic economy may be relatively moderate, but some industries and sectors could be hurt considerably. For example, Asian countries are important export markets for many industrial products and basic commodities. Additionally, many of them are significant exporters of consumer goods to the U.S. market, which could affect the competitive conditions in certain of our industries that are particularly vulnerable to currency exchange rates. Although the relationships are complex and some industries could benefit, on balance a new uncertainty has been injected into the investment environment.

PORTFOLIO REVIEW

     Your fund's asset allocation at year-end, as indicated in the pie chart, was virtually unchanged since midyear. However, portfolio activity in terms of new holdings picked up substantially in the second half. This can be seen in the list of major transactions following this letter. Eight of our 10 largest purchases were new additions to the portfolio. Most of these companies had been stock market underperformers during the past year for various reasons. As a result, their relative valuations had become attractive and, in our opinion, they now provide a longer-term investment opportunity. Several of these additions to the portfolio, such as COLGATE-PALMOLIVE, INCO, EASTMAN KODAK, and UNIFI, have been rewarding investments for your fund in prior market cycles.

================================================================================
Financial Profile
--------------------------------------------------------------------------------
                                                Growth &
As of 12/31/97                                Income Fund          S&P 500
--------------------------------------------------------------------------------
Dividend Growth
(5-year annual average)                              6.0%             8.6%
Current Yield                                        2.3%             1.6%
Price/Book Ratio                                     3.7X             4.6X
Price/Earnings Ratio
(1998 estimated EPS)                                16.5X            19.1X
================================================================================

     In contrast, the major sales were generally stocks that had performed well over a period of years. This recycling process to higher yielding stocks with better valuation characteristics is a basic part of our investment approach. Your fund's emphasis on these characteristics is shown in the Financial Profile table.

SUMMARY AND OUTLOOK

     The past year provided the equity investor with another outstanding year of returns. We are mindful that stock prices have risen much faster than the underlying corporate earnings during this same period. As a result, the equity market has become richly priced in a historical context. Therefore, we believe it is appropriate for fund shareholders to have more modest expectations for the year ahead and also to expect more volatility from the stock market because of global uncertainties. For our part, we will remain focused on our valuation disciplines in the belief that this approach will enhance longer-term returns while providing less price volatility.

Respectfully submitted,

/s/

Stephen W. Boesel
President and Chairman of the Investment Advisory Committee
January 22, 1998

T. Rowe Price Growth & Income Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 12/31/97

Ten Largest Purchases
--------------------------------------------------------------------------------
American Stores *
Tupperware *
Colgate-Palmolive *
DQE *
Inco *
Eastman Kodak *
Unifi *
Patriot American Hospitality
Waste Management
Swire Pacific *

Ten Largest Sales
--------------------------------------------------------------------------------
Vodafone **
Electronic Data Systems **
Merck
Wells Fargo
Greenfield Capital Trust **
Delta **
Perrigo **
3Com **
FMC
Cal Fed Bancorp **

*    Position added
**   Position eliminated
================================================================================

T. Rowe Price Growth & Income Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/97
--------------------------------------------------------------------------------
GE ..........................................................               2.0%
Corning .....................................................               2.0
Pfizer ......................................................               1.9
Great Lakes Chemical ........................................               1.4
H&R Block ...................................................               1.4
Chase Manhattan .............................................               1.4
St. Paul Companies ..........................................               1.4
American Express ............................................               1.4
AT&T ........................................................               1.4
Dayton Hudson ...............................................               1.4
Schlumberger ................................................               1.4
Burlington Northern Santa Fe ................................               1.3
FirstEnergy .................................................               1.3
Fannie Mae ..................................................               1.3
Atlantic Richfield ..........................................               1.3
Sara Lee ....................................................               1.3
Texaco ......................................................               1.3
Unicom ......................................................               1.2
Household International .....................................               1.2
Frontier ....................................................               1.2
UST .........................................................               1.2
Dow Chemical ................................................               1.2
Fort James ..................................................               1.2
KeyCorp .....................................................               1.1
Reader's Digest .............................................               1.1
--------------------------------------------------------------------------------
Total .......................................................              34.3%
================================================================================

T. Rowe Price Growth & Income Fund
================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Growth & Income Fund SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 12/31/97              1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Growth & Income Fund                23.53%      26.66%      18.04%       16.51%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Growth & Income Fund
================================================================================
For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                        Year
                                                       Ended
                                                    12/31/97           12/31/96         12/31/95         12/31/94         12/31/93
NET ASSET VALUE
Beginning of period .......................      $     22.63        $     19.18        $   15.63        $   16.57        $   15.53
Investment activities
        Net investment income .............             0.55               0.52             0.58             0.50             0.46
        Net realized and
        unrealized gain (loss) ............             4.71               4.34             4.16            (0.53)            1.53
        Total from
        investment activities .............             5.26               4.86             4.74            (0.03)            1.99
Distributions
        Net investment income .............            (0.56)             (0.51)           (0.59)           (0.49)           (0.47)
        Net realized gain .................            (0.97)             (0.90)           (0.60)           (0.42)           (0.48)
        Total distributions ...............            (1.53)             (1.41)           (1.19)           (0.91)           (0.95)
NET ASSET VALUE
End of period .............................      $     26.36        $     22.63        $   19.18        $   15.63        $   16.57
Ratios/Supplemental Data
Total return ..............................            23.53%             25.64%           30.92%           (0.15)%          12.96%
Ratio of expenses to
average net assets ........................             0.78%              0.82%            0.84%            0.81%            0.83%
Ratio of net investment
income to average
net assets ................................             2.22%              2.53%            3.31%            3.08%            2.91%
Portfolio turnover rate ...................             15.7%              13.5%            26.2%            25.6%            22.4%
Average commission
rate paid .................................      $    0.0428        $    0.0509               --               --               --
Net assets, end of period
(in millions) .............................      $     3,447        $     2,489        $   1,748        $   1,229        $   1,167
====================================================================================================================================

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth & Income Fund
================================================================================
                                                               December 31, 1997
================================================================================
Portfolio of Investments
--------------------------------------------------------------------------------
                                                        Shares/Par         Value
                                                                    In thousands

Common Stocks and Warrants  87.3%
FINANCIAL  16.6%
Bank and Trust  5.4%
BANC ONE ..........................................        450,218      $ 24,453
Chase Manhattan ...................................        450,000        49,275
Citicorp ..........................................        246,575        31,176
KeyCorp ...........................................        550,000        38,947
National City .....................................        400,000        26,300
Wells Fargo .......................................         50,000        16,972
                                                                         187,123

Insurance  5.8%
American General ..................................        600,000        32,437
EXEL ..............................................        335,600        21,269
St. Paul Companies ................................        600,000        49,237
Travelers Property Casualty (Class A) .............        800,000        35,200
UNUM ..............................................        500,000        27,188
Willis-Corroon ADR ................................      2,733,800        33,660
                                                                         198,991

Financial Services  5.4%
American Express ..................................        550,000        49,087
Bear Stearns ......................................        615,329        29,228
Beneficial ........................................        230,000        19,119
Fannie Mae ........................................        800,000        45,650
Household International ...........................        330,668        42,181
Mercury Finance ...................................        820,500           513
                                                                         185,778
Total Financial ...................................                      571,892

UTILITIES  9.9%
Telephone Services  4.5%
AT&T ..............................................        800,000        49,000
BellSouth .........................................        330,000        18,583
Frontier ..........................................      1,700,000        40,906
GTE ...............................................        400,000        20,900
SBC Communications ................................        384,011        28,129
                                                                         157,518

Electric Utilities  5.4%
Dominion Resources ................................        350,000      $ 14,897
DQE ...............................................        600,000        21,075
Edison International ..............................      1,001,700        27,234
Entergy ...........................................        780,379        23,362
FirstEnergy .......................................      1,575,000        45,675
Niagara Mohawk * ..................................      1,000,000        10,500
Unicom ............................................      1,400,000        43,050
                                                                         185,793
Total Utilities ...................................                      343,311

CONSUMER NONDURABLES  20.4%
Cosmetics  0.3%
International Flavors & Fragrances ................        200,000        10,300
                                                                          10,300

Beverages  1.8%
Anheuser-Busch ....................................        380,600        16,746
Bols Wessanen (NLG) ...............................        307,375         4,760
Brown-Forman (Class B) ............................        220,000        12,155
PepsiCo ...........................................        820,000        29,879
                                                                          63,540

Food Processing  4.2%
General Mills .....................................        300,000        21,487
Heinz .............................................        300,000        15,244
McCormick .........................................        472,400        13,257
Nabisco Holdings (Class A) ........................        400,000        19,375
Ralston Purina ....................................        325,500        30,251
Sara Lee ..........................................        775,000        43,642
                                                                         143,256

Hospital Supplies/Hospital Management  1.8%
Abbott Laboratories ...............................        200,000        13,112
Baxter International ..............................        246,400        12,428
Millipore .........................................        513,000        17,410
Smith & Nephew (GBP) ..............................      6,700,000        19,809
                                                                          62,759

Pharmaceuticals  6.1%
American Home Products ............................        500,000        38,250
Merck .............................................        100,000        10,625
Pfizer ............................................        900,000        67,106
Pharmacia & Upjohn ................................        700,000        25,638
SmithKline Beecham ADR ............................        600,000        30,862
Warner-Lambert ....................................        300,000        37,200
                                                                         209,681

Miscellaneous Consumer Products  6.2%
Colgate-Palmolive .................................        352,500     $  25,909
Newell ............................................        600,000        25,500
Philip Morris .....................................        780,000        35,344
Procter & Gamble ..................................        400,000        31,925
RJR Nabisco .......................................        668,000        25,050
Tomkins (GBP) .....................................      2,500,000        11,826
Unifi .............................................        435,000        17,699
UST ...............................................      1,100,000        40,631
                                                                         213,884
Total Consumer Nondurables ........................                      703,420

CONSUMER SERVICES  6.4%
Restaurants  0.1%
Tricon Global Restaurants * .......................         82,000         2,383
                                                                           2,383

General Merchandisers  2.6%
Dayton Hudson .....................................        725,000        48,938
J.C. Penney .......................................        500,000        30,156
TJX ...............................................        321,800        11,062
                                                                          90,156

Specialty Merchandisers  1.9%
American Stores ...................................      1,313,800        27,015
The Limited .......................................        500,000        12,750
Tupperware ........................................      1,000,000        27,875
                                                                          67,640

Entertainment and Leisure  1.6%
Host Marriott * ...................................        765,700        15,027
Reader's Digest (Class A) .........................        832,400        19,665
Reader's Digest (Class B) .........................        786,400        19,169
                                                                          53,861

Media and Communications  0.2%
France Telecom ADR * ..............................        160,000         5,760
                                                                           5,760
Total Consumer Services ...........................                      219,800

CONSUMER CYCLICALS  6.5%
Building and Real Estate  4.0%
CRIIMI MAE, REIT ..................................        260,000      $  3,900
Federal Realty Investment Trust, REIT .............        666,700        17,168
Ocwen Asset Investment, REIT ......................        100,000         2,056
Patriot American Hospitality, REIT ................        800,003        23,050
Reckson Associates Realty, REIT ...................        518,000        13,144
Rouse .............................................        574,500        18,815
Security Capital Group, Warrants, 9/18/98* ........         15,234            80
Security Capital Industrial Trust, REIT ...........        327,272         8,141
Simon DeBartolo Group, REIT .......................        816,000        26,673
Spieker Properties, REIT ..........................        200,000         8,575
United Dominion Realty Trust, REIT ................      1,057,900        14,744
                                                                         136,346

Miscellaneous Consumer Durables  2.5%
Corning ...........................................      1,850,000        68,681
Eastman Kodak .....................................        300,000        18,244
                                                                          86,925
Total Consumer Cyclicals ..........................                      223,271

TECHNOLOGY  0.9%
Electronic Systems  0.9%
Honeywell .........................................        450,000        30,825
Total Technology ..................................                       30,825

CAPITAL EQUIPMENT  4.1%
Electrical Equipment  3.1%
GE ................................................        960,000        70,440
Hubbell (Class B) .................................        710,000        35,012
                                                                         105,452

Machinery  1.0%
Cooper Industries .................................        455,907        22,339
FMC * .............................................        205,100        13,806
                                                                          36,145
Total Capital Equipment 141,597

BUSINESS SERVICES AND
TRANSPORTATION  5.1%
Computer Service and Software  1.0%
First Data ........................................        800,000        23,400
Intuit * ..........................................        300,000        12,394
                                                                          35,794

Miscellaneous Business Services  2.7%
H&R Block .........................................      1,100,000        49,293
Swire Pacific (Class A) (HKD) .....................      1,500,000         8,227
Waste Management ..................................      1,350,000        37,125
                                                                          94,645

Railroads  1.4%
Burlington Northern Santa Fe ......................        500,000     $  46,469
                                                                          46,469
Total Business Services and Transportation ........                      176,908

ENERGY  7.4%
Energy Services  2.4%
Halliburton .......................................        636,000        33,032
Schlumberger ......................................        600,000        48,300
                                                                          81,332

Integrated Petroleum - Domestic  3.7%
Atlantic Richfield ................................        550,000        44,069
British Petroleum ADR .............................        400,000        31,875
Unocal ............................................        500,000        19,406
USX-Marathon ......................................      1,000,000        33,750
                                                                         129,100

Integrated Petroleum - International  1.3%
Texaco ............................................        800,000        43,500
                                                                          43,500
Total Energy ......................................                      253,932

PROCESS INDUSTRIES  7.0%
Diversified Chemicals  2.0%
Dow Chemical ......................................        400,000        40,600
DuPont ............................................        500,000        30,031
                                                                          70,631

Specialty Chemicals  3.0%
A. Schulman .......................................        700,000        17,675
Great Lakes Chemical ..............................      1,100,000        49,363
Pall ..............................................      1,700,000        35,169
                                                                         102,207

Paper and Paper Products  2.0%
Fort James ........................................      1,050,000        40,162
Kimberly-Clark ....................................        600,000        29,588
                                                                          69,750
Total Process Industries ..........................                      242,588

BASIC MATERIALS  3.0%
Metals  2.2%
Alcoa .............................................        326,400        22,970
Freeport-McMoRan Copper & Gold (Class A) ..........        183,748         2,814
Inco ..............................................      1,000,000        17,000
Nucor .............................................        200,000         9,663
Reynolds Metals ...................................        400,000        24,000
                                                                          76,447

Mining  0.8%
Newmont Mining ....................................        900,000     $  26,437
                                                                          26,437
Total Basic Materials .............................                      102,884

Total Common Stocks and Warrants (Cost $1,874,052).                    3,010,428

Preferred Stocks  0.1%
Entergy-GSU
        $8.64 .....................................          4,630           465
        Series A ..................................          2,866           287
        Series B ..................................         14,750           742
Total Preferred Stocks (Cost  $1,458)   1,494

Convertible Preferred Stocks  0.5%
Golden State Bancorp, (Series A), 8.75% ...........        200,000        18,225
Total Convertible Preferred Stocks (Cost  $5,014)..                       18,225

Convertible Bonds  1.2%
Corporate Express, (144a) 4.50%, 7/1/00 ...........   $ 15,000,000        13,730
Exide, (144a) 2.90%, 12/15/05 .....................     40,000,000        26,789
Total Convertible Bonds (Cost  $39,137) ...........                       40,519

Corporate Bonds  0.7%
B.F. Saul, REIT, Sr. Secured Notes, 11.625%, 4/1/02      3,500,000         3,728
Container Corporation of America, Sr. Notes
        9.75%,  4/1/03 ............................      5,000,000         5,375
HMH Properties, Sr. Notes, 8.875%, 7/15/07 ........      5,000,000         5,262
Scotts, Sr. Sub. Notes, 9.875%, 8/1/04 ............      5,000,000         5,237
Texas Bottling Group, Sr. Sub. Notes, 9.00%, 11/15/03    3,000,000         3,090
Trump Atlantic City, 1st Mtg. Notes, 11.25%, 5/1/06      1,000,000           988
Total Corporate Bonds (Cost  $22,604) .............                       23,680

U.S. Government Obligations/
Agencies  1.6%
U.S. Treasury Bonds, 6.875%, 8/15/25 ..............     50,000,000        55,750
Total U.S. Government Obligations/Agencies (Cost $49,326)                 55,750

Short-Term Investments  8.6%
Medium-Term Notes  0.3%
Morgan Stanley Group, VR, 6.176%, 3/18/98 .........     10,000,000        10,010
                                                                          10,010

Money Market Funds  8.3%
Reserve Investment Fund, 5.84% #+ .................    284,898,177       284,898
                                                                         284,898
Total Short-Term Investments (Cost  $294,908) .....                      294,908

Total Investments in Securities
100.0% of Net Assets (Cost $2,286,499) ............                  $ 3,445,004

Other Assets Less Liabilities .....................                        1,712

NET ASSETS ........................................                  $ 3,446,716

#    Seven-day yield
+    Affiliated company
*    Non-income producing
ADR  American Depository Receipt
REIT Real Estate Investment Trust
VR   Variable rate
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 1.18% of net assets.
GBP  British sterling
HKD  Hong Kong dollar
NLG  Dutch guilder

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth & Income Fund
================================================================================
                                                               December 31, 1997
================================================================================
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value
  Affiliated companies (cost $284,898) ..........................     $  284,898
  Other companies (cost $2,001,601) .............................      3,160,106
  Total investments in securities ...............................      3,445,004
Other assets ....................................................         17,619
Total assets ....................................................      3,462,623
Liabilities
Total liabilities ...............................................         15,907
NET ASSETS ......................................................     $3,446,716
Net Assets Consist of:
Accumulated net investment income - net of distributions ........     $       45
Accumulated net realized gain/loss - net of distributions .......         36,524
Net unrealized gain (loss) ......................................      1,158,505
Paid-in-capital applicable to 130,774,457 shares of
$0.01 par value capital stock outstanding;
500,000,000 shares authorized ...................................      2,251,642
NET ASSETS ......................................................     $3,446,716
NET ASSET VALUE PER SHARE .......................................     $    26.36

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth & Income Fund
================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                                            Year
                                                                           Ended
                                                                        12/31/97
Investment Income
Income
  Dividend ....................................................       $  64,976
  Interest ....................................................          25,972
  Total income ................................................          90,948
Expenses
  Investment management .......................................          17,390
  Shareholder servicing .......................................           5,657
  Custody and accounting ......................................             207
  Prospectus and shareholder reports ..........................             215
  Registration ................................................             198
  Directors ...................................................              18
  Legal and audit .............................................              16
  Miscellaneous ...............................................              32
  Total expenses ..............................................          23,733
Net investment income .........................................          67,215
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities ..................................................         153,204
  Foreign currency transactions ...............................             (58)
  Net realized gain (loss) ....................................         153,146
Change in net unrealized gain or loss on securities ...........         413,196
Net realized and unrealized gain (loss) .......................         566,342
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ........................................       $ 633,557

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth & Income Fund
====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands

                                                                                                      Year
                                                                                                     Ended
                                                                                                  12/31/97                 12/31/96
Increase (Decrease) in Net Assets
Operations
        Net investment income ....................................................             $    67,215              $    52,470
        Net realized gain (loss) .................................................                 153,146                   90,132
        Change in net unrealized gain or loss ....................................                 413,196                  339,963
        Increase (decrease) in net assets from operations ........................                 633,557                  482,565
Distributions to shareholders
        Net investment income ....................................................                 (68,368)                 (51,272)
        Net realized gain ........................................................                (121,448)                 (94,021)
        Decrease in net assets from distributions ................................                (189,816)                (145,293)
Capital share transactions *
        Shares sold ..............................................................                 719,456                  526,034
        Distributions reinvested .................................................                 185,574                  142,065
        Shares redeemed ..........................................................                (390,878)                (265,026)
        Increase (decrease) in net assets from capital
        share transactions .......................................................                 514,152                  403,073
Net Assets
Increase (decrease) during period ................................................                 957,893                  740,345
Beginning of period ..............................................................               2,488,823                1,748,478
End of period ....................................................................             $ 3,446,716              $ 2,488,823
*Share information
        Shares sold ..............................................................                  29,160                   25,086
        Distributions reinvested .................................................                   7,236                    6,411
        Shares redeemed ..........................................................                 (15,606)                 (12,676)
        Increase (decrease) in shares outstanding ................................                  20,790                   18,821

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth & Income Fund
================================================================================
                                                               December 31, 1997
================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Growth & Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 21, 1982.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     AFFILIATED COMPANIES As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $717,631,000 and $429,814,000, respectively, for the year ended December 31, 1997.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $2,286,500,000, and net unrealized gain aggregated $1,158,505,000, of which $1,223,712,000 related to appreciated investments and $65,207,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,655,000 was payable at December 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. The effective annual group fee rate was 0.32% at December 31, 1997, and 0.33% for the year then ended. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $3,861,000 for the year ended December 31, 1997, of which $339,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 11.3% of the outstanding shares of the Growth and Income Fund at December 31, 1997. For the year then ended, the fund was allocated $858,000 of Spectrum expenses, $71,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $4,379,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended December 31, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $9,061,000 with certain affiliates of the manager and paid commissions of $45,000 related thereto.

================================================================================
Tax Information (Unaudited) for the Tax Year Ended 12/31/97
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

*    $12,547,000 from short-term capital gains, and

* $108,901,000 from long-term capital gains; of which $74,440,000 was subject to the 20% rate gains category.

For corporate shareholders, 66% of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.
================================================================================


T. Rowe Price Growth & Income Fund
================================================================================
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
T. ROWE PRICE GROWTH & INCOME FUND, INC.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Growth & Income Fund, Inc. (the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 21, 1998

T. Rowe Price Shareholder Services
================================================================================

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

               BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

               IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

               AUTOMATED 24-HOUR SERVICES

               TELE*ACCESS [Registration Mark] Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

               T.ROWE PRICE ONLINE Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

               ACCOUNT SERVICES

               CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

               AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.


               AUTOMATIC  WITHDRAWAL If you need money from your fund account on
               a  regular  basis,   you  can  establish   scheduled,   automatic
               redemptions.

               DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

               DISCOUNT BROKERAGE*

               INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

               TO OPEN AN ACCOUNT Call a shareholder service representative for more information.

               INVESTMENT INFORMATION

               COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type-stock, bond, and money market. Detail pages itemize account transactions by fund.

               SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

               T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

               PERFORMANCE UPDATE This quarterly report reviews recent market develop- ments and provides comprehensive performance information for every T. Rowe Price fund.

               INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

               DETAILED INVESTMENT GUIDES Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications*
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap  Value**
Spectrum  Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL

Emerging  Markets Stock
European Stock
Global Stock
International  Discovery
International  Stock
Japan
Latin  America
New  Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE

California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California  Tax-Free  Money
New  York  Tax-Free  Money
Summit Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Balanced
Personal Strategy   Balanced
Personal   Strategy   Growth
Personal   Strategy  Income
Tax-Efficient  Balanced

T. ROWE PRICE  NO-LOAD  VARIABLE  ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
**   Closed to new investors.
Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Discount Brokerage
================================================================================

DISCOUNT BROKERAGE
A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC

     This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities-stocks, bonds, options, and others-at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:

     AUTOMATED TELEPHONE AND COMPUTER SERVICES You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.**

     INVESTOR INFORMATION A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

     DIVIDEND REINVESTMENT SERVICE Virtually all stocks held in customer accounts are eligible for this service, free of charge.

* Based on a February 1997 telephone survey that compared our commission rates on stock transactions of various sizes with those of other full-service and discount brokerages. Commission rates will vary based on size and nature of trades. Services vary by firm. For additional information concerning our commission rates and services, call 1-800-638-5660.

** Discount applies to our current commission schedule; subject to our $35 minimum commission.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Growth & Income Fund [Registration Mark].

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          F54-050  12/31/97